SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                October 28, 2003
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                Primary PDC, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                       1-4085                 04-1734655
-------------------------------   -----------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)



                 1265 Main Street, Waltham, Massachusetts         02451
               ---------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)



                                  781-386-2000
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                              POLAROID CORPORATION
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

As previously reported to the Commission, on October 12, 2001, Polaroid Corporation and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court") in Wilmington, Delaware.

On October 28, 2003, Primary PDC, Inc., formerly known as Polaroid Corporation (the "Company"), and its U.S. subsidiaries filed a monthly operating report (see Exhibit 99.1 below) for the period from September 1, 2003 through September 28, 2003 with the Court as required by the Code.

Item 7(c).  Exhibits

Exhibit 99.1 Monthly operating report for the period from September 1, 2003 through September 28, 2003 for the Company and its U.S. subsidiaries.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIMARY PDC, INC.
                                         (Registrant)


                                    By: /s/ Kevin Pond
                                       -----------------------------
                                       Kevin Pond
                                       President

Dated: October 31, 2003

                                  EXHIBIT INDEX

Exhibit Number

Exhibit 99.1 Monthly operating report for the period from September 1, 2003 through September 28, 2003 for the Company and its U.S. subsidiaries.